Income Taxes (Tables)	6 Months Ended
Jun. 30, 2019
Income Taxes
Significant Components of Current and Deferred Income Tax Expense Attributable to Income from Continuing Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(U.S. Dollars in thousands)	2019	2018	2019	2018
Income before income taxes	$8,179	$21,684	$21,051	$52,411
Income tax (expense)	(3)	(3)	(6)	(6)
Effective tax rate	$0%	$0%	$0%	$0%